UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida 33602

(Address of principal executive offices, including zip code)

(813) 274-1000

(Registrant’s telephone number, including area code)

Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
EX-99.1 Press Release dated August 2, 2004
EX-99.2 Press Release dated May 3, 2004
Ex-99.3: Transcript of May 4, 2004 conference call

Item 12. Disclosure of Results of Operations and Financial Condition

On August 2, 2004, Sykes Enterprises, Incorporated (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2004. The press release is attached as Exhibit 99.1.

Also, on May 3, 2004, the Company issued a press release announcing its financial results for the quarter ended March 31, 2004. The press release is attached as Exhibit 99.2.

On May 4, 2004, the Company held a conference call which was webcast to the public in which management discussed the financial results for the quarter ended March 31, 2004. A transcript of the call is attached as Exhibit 99.3.

Exhibit 99.1	Press release, dated August 2, 2004, announcing the financial results for the quarter ended June 30, 2004.

Exhibit 99.2	Press release, dated May 3, 2004, announcing the financial results for the quarter ended March 31, 2004.

Exhibit 99.3	Transcript of May 4, 2004 conference call.

(Remainder of page intentionally left blank.)

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Group Executive, Senior Vice President - Finance

Date: August 2, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 2, 2004, announcing the financial results for the quarter ended June 30, 2004.

99.2	Press release, dated May 3, 2004, announcing the financial results for the quarter ended March 31, 2004.

99.3	Transcript of May 4, 2004 conference call.